Other information	12 Months Ended
Dec. 31, 2017
Other information [Abstract]
Other information
Note 23.- Other information

23.1 Restricted Net assets

Certain of the consolidated entities are restricted from remitting certain funds to Atlantica Yield plc. as a result of a number of regulatory, contractual or statutory requirements. These restrictions are related to standard requirements to maintain debt service coverage ratios. In addition, some of the assets of the Company have forbearance in relation to cross defaults and change of ownership provisions with Abengoa, under certain conditions. Under the definition of the Securities and Exchange Commission Regulation S-X Rule 12-04, these are also considered restricted for the purposes of this calculation. At December 31, 2017, the accumulated amount of the temporary restrictions for the entire restricted term of these affiliates was $566 million.

The Company performed a test on the restricted net assets of consolidated subsidiaries in accordance with Securities and Exchange Commission Regulation S-X Rule 12-04 and concluded the restricted net assets exceeded 25% of the consolidated net assets of the Company as of December 31, 2017. Therefore, the separate financial statements of Atlantica Yield, Plc. do have to be presented (see Appendix V (Schedule I) for details).

23.2 Subsequent events

On February 27, 2018, the Board of Directors of the Company approved a dividend of $0.31 per share, which is expected to be paid on or about March 27, 2018.